Quarterly Report
October 31, 2022
MFS®  Emerging Markets
Equity Research Fund
EEM-Q1

Portfolio of Investments
10/31/22 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.7%
Alcoholic Beverages – 3.9%
China Resources Beer Holdings Co. Ltd.	6,000	$28,282
Jiangsu Yanghe Brewery JSC Ltd.	900	16,111
Kweichow Moutai Co. Ltd.	200	36,993
		$81,386
Automotive – 2.1%
BYD Co. Ltd.	2,000	$44,766
Biotechnology – 0.6%
Hugel, Inc. (a)	152	$11,902
Brokerage & Asset Managers – 3.1%
B3 S.A. - Brasil Bolsa Balcao	13,700	$39,889
Hong Kong Exchanges & Clearing Ltd.	1,000	26,550
Moscow Exchange MICEX-RTS PJSC (a)(u)	15,769	0
		$66,439
Business Services – 2.3%
Tata Consultancy Services Ltd.	970	$37,387
Tech Mahindra Ltd.	931	11,945
		$49,332
Chemicals – 1.7%
UPL Ltd.	4,089	$36,070
Computer Software – 3.8%
Kingsoft Corp. Ltd.	10,000	$30,256
Naver Corp.	210	24,895
NetEase.com, Inc., ADR	456	25,363
		$80,514
Computer Software - Systems – 6.0%
Samsung Electronics Co. Ltd.	3,032	$126,081
Construction – 6.2%
Anhui Conch Cement Co. Ltd.	9,000	$23,160
Midea Group Co. Ltd.	7,500	41,289
Techtronic Industries Co. Ltd.	5,000	47,165
Zhejiang Supor Co. Ltd.	3,400	18,639
		$130,253
Consumer Products – 0.9%
Amorepacific Corp.	308	$19,990
Electrical Equipment – 0.9%
Advantech Co. Ltd.	2,000	$18,102
Electronics – 6.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	12,000	$144,409
Energy - Independent – 5.2%
PT United Tractors Tbk	26,300	$54,463
Reliance Industries Ltd.	1,762	54,271
		$108,734

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Integrated – 3.0%
China Petroleum & Chemical Corp.	40,000	$15,797
Galp Energia SGPS S.A., “B”	4,759	48,324
LUKOIL PJSC (u)	471	0
		$64,121
Engineering - Construction – 2.0%
Doosan Bobcat, Inc.	1,755	$41,207
Food & Beverages – 3.1%
Gruma S.A.B. de C.V.	3,860	$44,776
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	6,200	21,441
		$66,217
Food & Drug Stores – 1.4%
BIM Birlesik Magazalar A.S.	4,182	$30,198
Insurance – 2.1%
AIA Group Ltd.	5,800	$43,800
Internet – 3.6%
Tencent Holdings Ltd.	2,900	$75,958
Machinery & Tools – 1.1%
AirTAC International Group	1,000	$22,965
Major Banks – 0.9%
Bandhan Bank Ltd. (a)	6,238	$17,977
Medical & Health Technology & Services – 0.1%
Burning Rock Biotech Ltd., ADR (a)	1,129	$2,326
Metals & Mining – 1.4%
Vale S.A., ADR	2,277	$29,464
Natural Gas - Distribution – 2.0%
China Resources Gas Group Ltd.	16,600	$42,506
Other Banks & Diversified Financials – 19.3%
Bank Central Asia Tbk PT	43,200	$24,373
Chailease Holding Co. Ltd.	7,560	34,814
China Merchants Bank Co Ltd. “A”	7,600	27,887
Credicorp Ltd.	335	49,031
Emirates NBD PJSC	9,331	33,660
HDFC Bank Ltd.	2,882	52,109
Komercni Banka A.S.	1,232	35,341
Kotak Mahindra Bank Ltd.	1,290	29,640
Localiza Rent a Car S.A.	3,811	51,893
Sberbank of Russia PJSC (a)(u)	11,152	0
SBI Cards & Payment Services Ltd.	3,196	31,916
TCS Group Holding PLC (a)(u)	262	0
Tisco Financial Group PCL	14,600	36,826
		$407,490
Precious Metals & Minerals – 0.4%
Polymetal International PLC (a)	3,376	$7,975
Real Estate – 1.1%
ESR Group Ltd.	13,800	$23,558

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Restaurants – 3.0%
Yum China Holdings, Inc.	1,532	$63,348
Specialty Chemicals – 0.6%
Borouge PLC	17,032	$12,612
Specialty Stores – 4.7%
Alibaba Group Holding Ltd. (a)	7,000	$55,730
JD.com, Inc., “A”	152	2,838
Wal-Mart de Mexico S.A.B. de C.V.	10,367	40,044
		$98,612
Telecommunications - Wireless – 1.8%
Advanced Info Service Public Co. Ltd.	7,600	$38,140
Telephone Services – 1.5%
Hellenic Telecommunications Organization S.A.	2,019	$31,725
Utilities - Electric Power – 1.1%
Energisa S.A., IEU	2,500	$23,468
Total Common Stocks		$2,061,645
	Strike Price	First Exercise
Rights – 0.0%
Other Banks & Diversified Financials – 0.0%
Localiza Rent a Car S.A. (1 share for 1 right, Expiration 11/11/2022)	BRL 50.35	11/11/22	11	$150

Investment Companies (h) – 1.7%
Money Market Funds – 1.7%
MFS Institutional Money Market Portfolio, 3.02% (v)	35,528	$35,528

Other Assets, Less Liabilities – 0.6%		12,004
Net Assets – 100.0%		$2,109,327
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $35,528 and $2,061,795, respectively.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
IEU	International Equity Unit
PCL	Public Company Limited
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
BRL	Brazilian Real
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
10/31/22 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$486,235	$86,455	$—	$572,690
India	221,983	49,332	—	271,315
South Korea	—	224,075	—	224,075
Taiwan	22,965	197,325	—	220,290
Brazil	144,864	—	—	144,864
Hong Kong	23,558	117,515	—	141,073
Mexico	84,820	—	—	84,820
Indonesia	78,836	—	—	78,836
Thailand	—	74,966	—	74,966
Other Countries	218,668	30,198	0	248,866
Mutual Funds	35,528	—	—	35,528
Total	$1,317,457	$779,866	$0	$2,097,323
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 7/31/22	$0
Change in unrealized appreciation or depreciation	0
Balance as of 10/31/22	$0
The net change in unrealized appreciation or depreciation from investments held as level 3 at October 31, 2022 is $0. At October 31, 2022, the fund held four level 3 securities.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$88,697	$192,411	$245,577	$2	$(5)	$35,528
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$378	$—

Supplemental Information (unaudited) – continued
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of October 31, 2022, are as follows:
China	27.1%
India	12.9%
South Korea	10.6%
Taiwan	10.4%
Brazil	6.9%
Hong Kong	6.7%
Mexico	4.0%
Indonesia	3.7%
Thailand	3.6%
Other Countries	14.1%
(4) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.